Exhibit 10.10

CONFIDENTIAL TREATMENT REQUESTED

AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

This AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT is entered into as of May 2, 2012 by and among KaloBios Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and David Pritchard, Geoffrey Yarranton, Dan Shochat, 5AM Ventures LLC, and 5AM Co-Investors LLC (each a “Key Common Holder” and together the “Key Common Holders”) and the parties listed on Exhibit A (the “Purchasers”) who are holders of the Company’s Series A Preferred Stock (the “Series A Stock”), the Company’s Series B-1 Preferred Stock (the “Series B-1 Stock”), the Company’s Series B-2 Preferred Stock (the “Series B-2 Stock”), the Company’s Series C Preferred Stock (the “Series C Stock”), the Company’s Series D Preferred Stock (the “Series D Stock”) and/or the Company’s Series E Preferred Stock (the “Series E Stock” and, together with the Series A Stock, the Series B-1 Stock the Series B-2 Stock, the Series C Stock and the Series D Stock, the “Preferred Shares”).

W I T N E S S E T H :

WHEREAS, the Company and certain of the Purchasers (the “New Purchasers”) are parties to the Series E Preferred Stock Purchase Agreement of even date herewith (the “Series E Agreement”), pursuant to which the New Purchasers are purchasing shares of the Company’s Series E Stock;

WHEREAS, each Key Common Holder is the beneficial owner of the number of shares of Common Stock of the Company set forth opposite his or her name on Exhibit B hereto;

WHEREAS, the Company, each Key Common Holder and certain of the Purchasers (the “Existing Purchasers”) are parties to that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of September 22, 2008 (the “Prior Agreement”); and

WHEREAS, the Company, each Key Common Holder and the Existing Purchasers wish to provide further inducement to the New Purchasers to purchase Series E Stock by amending and restating the Prior Agreement to include the New Purchasers and to amend and restate the rights and obligations set forth therein, in each case as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Restrictions on Transfer of Shares by Key Common Holders. Except as otherwise provided in this Agreement, each Key Common Holder will not sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way, all or any part of or any interest in the Equity Securities (as defined below) now or hereafter owned or held by such Key Common Holder. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or

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disposition of Equity Securities (as defined below) not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.

2.      Definitions.

(a)      Equity Securities. For purposes of this Agreement, the term “Equity Securities” shall mean any securities having voting rights in the election of the Board of Directors of the Company not contingent upon default, or any securities evidencing an ownership interest in the Company, or any securities convertible into or exercisable for any shares of the foregoing, or any agreement or commitment to issue any of the foregoing. Notwithstanding the foregoing, with respect to 5AM Ventures LLC and 5AM Co-Investors LLC, the definition of Equity Securities shall only include an aggregate of 564,915 shares of Common Stock (as adjusted for stock splits, reverse stock splits and the like effected after the date of this Agreement).

(b)      Holders. For purposes of this Agreement, the term “Holders” shall mean the Purchasers or persons who have acquired shares from any of such persons or their transferees or assignees in accordance with the provisions of this Agreement.

3.      Agreements Among the Company, the Purchasers and the Key Common Holders.

3.1    Rights of Refusal.

(a)      Contingent Offer Notice and Firm Offer Notice. Subject to the Company’s right of first refusal, if at any time any Key Common Holder proposes to transfer at least 20,000 shares of Equity Securities to one or more third parties pursuant to an understanding with such third parties (a “Transfer”), then the Key Common Holder shall give the Company and each Holder written notice of the Key Common Holder’s intention to make the Transfer (the “Contingent Offer Notice”), which Contingent Offer Notice shall include (i) a description of the Equity Securities to be transferred (“Total Offered Shares”), (ii) the identity of the prospective transferee(s) and (iii) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. The Contingent Offer Notice shall certify that the Key Common Holder has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Contingent Offer Notice. The Contingent Offer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. If the Company’s right of first refusal period has lapsed (thirty (30) days after receipt of the Contingent Offer Notice by the Company) and not all the Total Offered Shares were purchased by the Company, the Key Common Holder shall immediately give each Holder written notice of the remaining shares (“Firm Offer Notice”), which Firm Offer Notice shall include (i) all the required items from the Contingent Offer Notice and (ii) the number of Total Offered Shares that were not purchased by the Company (“Offered Shares”).

(b)      Holders’ Option. The Holders shall have an option for a period of twenty (20) days from the Holder’s receipt of the Firm Offer Notice from the Key Common

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Holder set forth in Section 3.1(a) to elect to purchase their respective pro rata shares of the Offered Shares at the same price and subject to the same material terms and conditions as described in the Firm Offer Notice. Each Holder may exercise such purchase option and, thereby, purchase all or any portion of his, her or its pro rata share (with any re-allotments as provided below) of the Offered Shares, by notifying the Key Common Holder and the Company in writing, before expiration of the twenty (20) day period as to the number of such shares which he, she or it wishes to purchase (including any re-allotment). Each Holder’s pro rata share of the Offered Shares shall be a fraction of the Offered Shares, of which the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by such Holder on the date of the Firm Offer Notice shall be the numerator and the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) held by all Holders on the date of the Firm Offer Notice shall be the denominator. Each Holder electing to exercise the right to purchase its full pro rata shares of the Offered Shares (a “Participating Holder”) shall have a right of reallotment such that, if any other Holder fails to exercise the right to purchase its full pro rata share of the Offered Shares, each such Participating Holder may exercise an additional right to purchase all or any portion of his, her or its pro rata share of the Offered Shares not previously purchased such that each Participating Holder will have a right to take up to 100% of any such remaining Offered Shares, regardless of whether his, her or its pro rata ownership in the Company is modified as a result of his, her or its exercise of this right of first refusal. For the purpose of the preceding sentence, each Participating Holder’s pro rata share shall be a fraction of the Offered Shares previously not purchased, the numerator of which shall be the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) held by such Participating Holder on the date of the Firm Offer Notice and the denominator which shall be the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) held by all Participating Holders on the date of the Firm Offer Notice. Each Holder shall be entitled to apportion Offered Shares to be purchased among its partners and affiliates, provided that such Holder notifies the Key Common Holder of such allocation. If a Holder gives the Key Common Holder notice that it desires to purchase its pro rata share of the Offered Shares and, as the case may be, its reallotment, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after the Holder’s receipt of the Firm Offer Notice, unless the Firm Offer Notice contemplated a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 3.1(c).

(c)      Valuation of Property. Should the purchase price specified in the Contingent Offer Notice or Firm Offer Notice be payable in property other than cash or evidences of indebtedness, the Company (or the Holders) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Key Common Holder and the Holders cannot agree on such cash value within ten (10) days after the Holders’ receipt of the Contingent Offer Notice, the valuation shall be made by an appraiser of recognized standing selected by the Key Common Holder and the Holders or, if they cannot agree on an appraiser within twenty (20) days after the Holder’s receipt of the Contingent Offer Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost

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of such appraisal shall be shared equally by the Key Common Holder and the Holders, with the half of the cost borne by the Holders borne pro rata by each based on the number of shares such parties were interested in purchasing pursuant to this Section 3. If the time for the closing of the Company’s purchase or the Holders’ purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth business day after such valuation shall have been made pursuant to this subsection.

3.2      Right of Co-Sale.

  (a)      To the extent that (i) the Company has not exercised its right to purchase the offered shares pursuant to any right of first refusal held by the Company and (ii) the Holders have not exercised their rights to purchase the Offered Shares pursuant to Section 3.1, then each Holder (a “Selling Holder” for purposes of this subsection 3.2) which notifies the Key Common Holder in writing within thirty (30) days after receipt of the Firm Offer Notice referred to in Section 3.1(a), shall have the right to participate in such sale of Equity Securities on the same terms and conditions as specified in the Firm Offer Notice. Such Selling Holder’s notice to the Key Common Holder shall indicate the number of shares of Equity Securities the Selling Holder wishes to sell under his, her or its right to participate. To the extent one or more of the Holders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Equity Securities that the Key Common Holder may sell in the Transfer shall be correspondingly reduced.

  (b)      Each Selling Holder may sell all or any part of that number of shares of Equity Securities equal to the product obtained by multiplying (i) the aggregate number of shares of Equity Securities covered by the Firm Offer Notice by (ii) a fraction, the numerator of which is the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by the Selling Holder on the date of the Firm Offer Notice and the denominator of which is the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares) owned by the Key Common Holder and all of the Selling Holders on the date of the Firm Offer Notice.

  (c)      Each Selling Holder shall effect its participation in the sale by promptly delivering to the Key Common Holder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

    (i)       the type and number of shares of Equity Securities which such Selling Holder elects to sell; or

    (ii)      that number of shares of Equity Securities which are at such time convertible into the number of shares of Common Stock which such Selling Holder elects to sell; provided, however, that if the prospective third-party purchaser objects to the delivery of Equity Securities in lieu of Common Stock, such Selling Holder shall convert such Equity Securities into Common Stock and deliver Common Stock as provided in this Section 3.2. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser and contingent on such transfer.

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  (d)      The stock certificate or certificates that the Selling Holder delivers to the Key Common Holder pursuant to Section 3.2(c) shall be transferred to the prospective purchaser in consummation of the sale of the Equity Securities pursuant to the terms and conditions specified in the Firm Offer Notice, and the Key Common Holder shall concurrently therewith remit to such Selling Holder that portion of the sale proceeds to which such Selling Holder is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Selling Holder exercising its rights of co-sale hereunder, the Key Common Holder shall not sell to such prospective purchaser or purchasers any Equity Securities unless and until, simultaneously with such sale, the Key Common Holder shall purchase such shares or other securities from such Selling Holder for the same consideration and on the same terms and conditions as the proposed transfer described in the Firm Offer Notice.

3.3      Non-Exercise of Rights. To the extent that the Company has not exercised its right to purchase the offered shares pursuant to any right of first refusal held by the Company and the Holders have not exercised their rights to purchase the Offered Shares within the time periods specified in Section 3.1 and the Holders have not exercised their rights to participate in the sale of the Offered Shares within the time periods specified in Section 3.2, the Key Common Holder shall have a period of thirty (30) days from the expiration of such rights in which to sell the Offered Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Firm Offer Notice to the third-party transferee(s) identified in the Firm Offer Notice. The third-party transferee(s) shall acquire the Offered Shares free and clear of subsequent rights of first refusal and co-sale rights under this Agreement. In the event the Key Common Holder does not consummate the sale or disposition of the Offered Shares within the thirty (30) day period from the expiration of these rights, the Holders’ first refusal rights and co-sale rights shall continue to be applicable to any subsequent disposition of the Offered Shares by the Key Common Holder until such right lapses in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the rights of the Holders under this Section 3 to purchase Equity Securities from the Key Common Holder or participate in sales of Equity Securities by the Key Common Holder shall not adversely affect their rights to make subsequent purchases from the Key Common Holder of Equity Securities or subsequently participate in sales of Equity Securities by the Key Common Holder.

3.4      Limitations to Rights of Refusal and Co-Sale. Notwithstanding the provisions of Section 3.1 and 3.2 of this Agreement, the Key Common Holder may sell or otherwise assign, with or without consideration, Equity Securities to any spouse or member of the Key Common Holder’s immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of the Key Common Holder’s spouse or members of the Key Common Holder’s immediate family, or to a trust for the Key Common Holder’s own self, or a charitable remainder trust, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment shall have executed documents assuming the obligations of the Key Common Holder under this Agreement with respect to the transferred securities. In addition, notwithstanding the provisions of Section 3.1 and 3.2 of this Agreement, 5AM Ventures LLC and 5AM Co-Investors LLC may sell or otherwise assign, with or without consideration, Equity Securities to (i) Aravis Venture, L.P., (ii) The Bay City Capital Fund, L.P. and (iii) Versant Venture Capital, L.P. (each a “Member”), so long as prior to the completion of the sale, transfer, or assignment (a) such Member is a stockholder of the Company

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and (b) such Member shall have executed documents assuming the obligations of a Key Common Holder under this Agreement with respect to the transferred Equity Securities.

3.5      Prohibited Transfers.

  (a)      In the event the Key Common Holder should sell any Equity Securities in contravention of the co-sale rights of the Holders under Section 3.2 (a “Prohibited Transfer”), the Holders, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Key Common Holder shall be bound by the applicable provisions of such option.

  (b)      In the event of a Prohibited Transfer, each Holder shall have the right to sell to the Key Common Holder the type and number of shares of Equity Securities equal to the number of shares each Holder would have been entitled to transfer to the third-party transferee(s) under Section 3.2 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

    (i)       The price per share at which the shares are to be sold to the Key Common Holder shall be equal to the price per share paid by the third-party transferee(s) to the Key Common Holder in the Prohibited Transfer. The Key Common Holder shall also reimburse each Holder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Holder’s rights under Section 3.

    (ii)      Within ninety (90) days after the later of the dates on which the Holder (A) receives notice of the Prohibited Transfer or (B) otherwise becomes aware of the Prohibited Transfer, each Holder shall, if exercising the option created hereby, deliver to the Key Common Holder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

    (iii)     The Key Common Holder shall, upon receipt of the certificate or certificates for the shares to be sold by a Holder, pursuant to this Section 3.5, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in subparagraph 3.5(b)(i), in cash or by other means acceptable to the Holder.

    (iv)     Notwithstanding the foregoing, any attempt by the Key Common Holder to transfer Equity Securities in violation of Section 3 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee(s) as the holder of such shares without the written consent of a majority in interest of the Holders.

4.       Assignments and Transfers; No Third Party Beneficiaries. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives, but shall not otherwise be for the benefit of any third party. The rights of the Holders hereunder are only assignable (i) by each of such Holders to any other Holder, (ii) to a partner or affiliate of such Holder or (iii) to an assignee or transferee who acquires all of the Equity Securities purchased by a Holder or at least 250,000 shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Shares).

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5.       Legend. Each existing or replacement certificate for shares now owned or hereafter acquired by the Key Common Holder shall bear the following legend upon its face:

“THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

6.       Effect of Change in Company’s Capital Structure. Appropriate adjustments shall be made in the number and class of shares in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

7.       Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The occurrence of the events set forth in clauses (a) through (d) above shall constitute “Delivery” of notice. All notices and other communications shall be sent to the Company at 260 East Grand Avenue, South San Francisco, CA 94080, Attention: Chief Executive Officer and to the other parties at the addresses set forth on the Schedule A or Schedule B, as applicable (or at such other addresses as shall be specified by notice given in accordance with this Section 7).

8.       Further Instruments and Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. The Key Common Holders agree to cooperate affirmatively with the Company, the Purchasers and the Holders, to the extent reasonably requested by the Company, the Purchasers or the Holders, to enforce rights and obligations pursuant hereto.

9.       Term. This Agreement shall terminate and be of no further force or effect upon the earlier of (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 or successor form under the Securities Act of 1933, as amended, covering the offer and sale of the Company’s Common Stock with a pre-initial public offering valuation of at least $225,000,000 and gross proceeds to the Company of not less than $30,000,000; (ii) the date on which a registration statement on Form S-1 registering for re-sale by shareholders of this corporation shares of Common Stock issued upon conversion of the Preferred Stock and, without duplication, shares of Common Stock issued in, or shares of Common Stock issued upon conversion of Preferred Stock issued in, a PIPE Offering (as defined in the Amended and Restated Investors’ Rights Agreement, dated as of the date hereof among

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the Company and certain of its shareholders) becomes effective, (iii) the closing of a Liquidation Event (as defined in the Company’s Amended and Restated Certificate of Incorporation filed on or about the date hereof), unless the treatment of such transaction as a Liquidation Event has been waived in accordance with such Amended and Restated Certificate of Incorporation; or (iv) the date specified by written consent or agreement of the holders of not less than sixty percent (60%) of the then outstanding Preferred Shares.

10.      Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof, supersedes all other agreements between or among any of the parties with respect to the subject matter hereof. To the extent this Agreement conflicts with a provision from the Prior Agreement, this Agreement expressly supercedes and replaces such provisions. This Agreement shall be interpreted under the laws of the State of California without reference to California conflicts of law provisions.

11.      Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, (ii) the written consent of the holders of more than fifty percent (50%) of the Common Stock held by Key Common Holders and (iii) the written consent of the holders of more than sixty percent (60%) of the then outstanding Preferred Shares; provided, however, that any amendment or waiver that adversely and disproportionately affects the rights, powers and privileges hereunder in respect of the Series E Preferred Stock in a manner different from the other series of Preferred Stock shall require the prior written consent of the holders of more than sixty percent (60%) of the then outstanding shares of Series E Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Key Common Holders and all Holders and their respective successors and assigns. The parties hereby agree and acknowledge that the addition of an additional party pursuant to Section 15 below shall not constitute an amendment or waiver of this Agreement.

12.      Separability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13.      Attorney’s Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

14.      Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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15.      Additional Parties.

15.1    In the event of a subsequent closing with an investor as provided for in Section 1.3 of the Series E Agreement, such investor shall become a party to this Agreement as a “Purchaser” upon receipt from such investor of a fully executed signature page hereto.

15.2    If additional parties purchase shares of Equity Securities (each additional party, a “New Key Common Holder”), including but not limited to, pursuant to the exercise of an option or warrant to purchase shares of Equity Securities, then each such New Key Common Holder may become party to this Agreement as a “Key Common Holder” hereunder, without the need for any consent, approval or signature of any Holder or Key Common Holder, when such New Key Common Holder has both: (a) purchased such shares of Equity Securities and paid the Company all consideration payable for such shares and (b) executed a counterpart signature page to this Agreement. The Company shall require each stockholder owning shares of the Company’s Common Stock, which shares represent in the aggregate at least one percent (1.0%) of the total capital stock of the Company, to become a party to this Agreement as a “Key Common Holder”. For purposes of this Section 15.2, “total capital stock of the Company” shall include (i) all outstanding shares of the Company’s Common Stock, (ii) all shares of Common Stock issuable upon conversion or exercise of all outstanding convertible or exercisable securities of the Company and (iii) all shares of Common Stock reserved for issuance pursuant to the Company’s employee stock plans.

16.      Termination of Prior Agreement. Upon the effectiveness of this Agreement, the Prior Agreement shall terminate and be of no further force and effect, and shall be superseded and replaced in its entirety by this Agreement.

17.      Aggregation of Stock. All shares of the Preferred Stock and Common Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. For purposes of this Agreement, the mutual funds, other pooled vehicles and client accounts on whose behalf the [***] Investors (as defined in Section 18) and their respective investment advisory affiliates exercise investment discretion shall be considered affiliates or affiliated entities or persons of such [***] Investors and such investment advisory affiliates.

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18.      Massachusetts Business Trust. A copy of the Agreement and Declaration of Trust of [***] Advisor Series I: [***] Advisor Dividend Growth Fund, [***] Advisor Series VII: [***] Advisor Biotechnology Fund, [***] Magellan Fund: [***] Magellan Fund, [***] Rutland Square Trust II: Strategic Advisers Core Fund, [***] Rutland Square Trust II: Strategic Advisers Core Multi-Manager Fund, [***] Securities Fund: [***] Dividend Growth Fund, [***] Select Portfolios: Biotechnology Portfolio and Variable Insurance Products Fund III: Balanced Portfolio (each, a “[***] Investor”) (or any affiliate thereof) is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the trustees of each such [***] Investor or any such affiliate thereof as trustees and not individually and that the obligations of this Agreement are not binding on any of the trustees, officers or stockholders of any such [***] Investor or any such affiliate thereof individually but are binding only upon each such [***] Investor or any such affiliate thereof and its assets and property.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

KALOBIOS PHARMACEUTICALS, INC.

/s/ David Pritchard David Pritchard
Chief Executive Officer

Address:	260 East Grand Avenue
South San Francisco, CA 94080

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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KEY COMMON HOLDERS:

/s/ David Pritchard David Pritchard

Address:

/s/ Dan Shochat Dan Shochat

Address:

/s/ Geoffrey Yarranton Geoffrey Yarranton

Address:

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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KEY COMMON HOLDERS / PURCHASERS

5AM VENTURES LLC

By:	/s/ X

Name:

Title:

Address:	2200 Sand Hill Road, Suite 110
Menlo Park, CA 94025

5AM CO-INVESTORS LLC

By:	/s/ X

Name:

Title:

Address:	2200 Sand Hill Road, Suite 110
Menlo Park, CA 94025

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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PURCHASERS:

[***] MAGELLAN FUND:
[***] MAGELLAN FUND

By:	[***]

Name:	[***]

Title:	[***]

[***] SELECT PORTFOLIOS: BIOTECHNOLOGY PORTFOLIO

By:	[***]

Name:	[***]

Title:	[***]

[***] ADVISOR SERIES VII: [***] ADVISOR BIOTECHNOLOGY FUND

By:	[***]

Name:	[***]

Title:	[***]

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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PURCHASERS:

VARIABLE INSURANCE PRODUCTS FUND III: BALANCED PORTFOLIO

By:	[***]

Name:	[***]

Title:	[***]

[***] ADVISOR SERIES I:
[***] ADVISOR DIVIDEND GROWTH FUND

By:	[***]

Name:	[***]

Title:	[***]

[***] SECURITIES FUND:
[***] DIVIDEND GROWTH FUND

By:	[***]

Name:	[***]

Title:	[***]

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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PURCHASERS:

[***] RUTLAND SQUARE TRUST II: STRATEGIC ADVISERS CORE MULTI-MANAGER FUND

By:	[***]

Name:	[***]

Title:	[***]

[***] RUTLAND SQUARE TRUST II:
STRATEGIC ADVISERS CORE FUND

By:	[***]

Name:	[***]

	Title:	[***]

Address for Notices:	[***]

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

[***] CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

PURCHASERS:

LB I GROUP INC.

By:	/s/ Ashvin Rao

Name:	Ashvin Rao

Title:	Vice President

Address:

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AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

[***] CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

PURCHASERS:

MPM BIOVENTURES III, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title: Series A Member

MPM BIOVENTURES III-QP, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title: Series A Member

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By: MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title: Series A Member

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AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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PURCHASERS:

MPM BIOVENTURES III PARALLEL FUND, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title: Series A Member

MPM ASSET MANAGEMENT INVESTORS 2005 BVIII LLC

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title: Manager

MPM BIOVENTURES STRATEGIC FUND, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title: Series A Member

Address:

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AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

[***] CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

PURCHASERS:

SOFINNOVA VENTURE PARTNERS V, LP
By:	Sofinnova Management V 2005, LLC Its General Partner

By:	/s/ James Healy
James I. Healy, Managing Director

SOFINNOVA VENTURE AFFILIATES V, LP
By:	Sofinnova Management V, LLC Its General Partner

By:	/s/ James Healy
James I. Healy, Managing Director

SOFINNOVA VENTURE PRINCIPALS V, LP
By:	Sofinnova Management V, LLC Its General Partner

By:	/s/ James Healy
James I. Healy, Managing Director

Address:

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AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

[***] CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

PURCHASERS:

ALLOY PARTNERS 2000, L.P. ALLOY VENTURES 2000, L.P. ALLOY CORPORATE 2000, L.P.
ALLOY INVESTORS 2000, L.P. ALLOY ANNEX I, L.P.

/s/ X
	By:	Alloy Ventures 2000, LLC,
its General Partner

Address:		480 Cowper Street, 2nd Floor
Palo Alto, CA 94301

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AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

[***] CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

PURCHASERS:

Signed for and on behalf of GBS Venture Partners Limited (ABN 54 072 515 247) in its capacity as trustee of GBS BioVentures II

	/s/ Brigitte Smith Director	/s/ Geoff Brooke Director

	Brigitte Smith Name	Geoff Brooke Name

Signed for and on behalf of GBS Venture Partners Limited (ABN 54 072 515 247) in its capacity as trustee of the Genesis Fund

	/s/ Brigitte Smith Director	/s/ Geoff Brooke Director

	Brigitte Smith Name	Geoff Brooke Name

Address:	Level 5, 71 Collins St.
Melbourne Vic, Australia

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AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

[***] CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

PURCHASERS:

Mitsubishi UFJ Capital II, Limited partnership

by: Mitsubishi UFJ Capital its General Partner

By:	/s/ Yoshihiro Hashimoto

Name: Yoshihiro Hashimoto

Title: President

Address:	1-7-17 Nihonbashi Chuo-Ku
Tokyo, 103-0027 Japan
Fax-81-3-3273-5570

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AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

[***] CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

PURCHASERS:

GENZYME CORPORATION

By:	/s/ David Meeker

Name:	David Meeker

Title:	President and Chief Executive Officer

Address:	Genzyme Corporation
500 Kendall Street
Cambridge, MA 02142

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AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

[***] CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

PURCHASERS:

G&H PARTNERS

By:	/s/ Jonathan Gleason

Name:	Jonathan Gleason

Title:

Address:	c/o Gunderson Dettmer
1200 Seaport Blvd.
Redwood City, CA 94063

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AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

[***] CONFIDENTIAL PORTIONS OF THIS DOCUMENT REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

PURCHASERS:

BAXTER INTERNATIONAL INC.

By:	/s/ Michael Baughman

Name:	Michael Baughman

Title:	CVP Controller

Address:	One Baxter Parkway
Deerfield, IL 60015-4625

SIGNATURE PAGE TO KALOBIOS PHARMACEUTICALS, INC.

AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

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EXHIBIT A

5AM Investors, LLC

5AM Co-Investors, LLC

Singapore Bio-Innovations Pte Ltd.

Sofinnova Venture Partners V, LP

Sofinnova Ventures Affiliates V, LP

Sofinnova Venture Principals V, LP

Alloy Partners 2000, L.P.

Alloy Ventures 2000, L.P.

Alloy Corporate 2000, L.P.

Alloy Investors 2000, L.P.

Alloy Annex I, L.P.

Lotus BioScience Investment Holdings Ltd.

GBS Venture Partners Limited, as trustee of the Bioscience Ventures II Fund and the Genesis Fund

Robert Balint

James Larrick

MPM BioVentures III, L.P.

MPM BioVentures III-QP, L.P.

MPM BioVentures III GmbH & Co. Beteiligungs KG

MPM BioVentures III Parallel Fund, L.P.

MPM Asset Management Investors 2005 BVIII LLC

MPM BioVentures Strategic Fund, L.P.

Howard Baer

Stuart E. Builder

George Sachs

LB I Group Inc.

Mitsubishi UFJ Capital II, Limited partnership

Genzyme Corporation

G&H Partners

Montgomery & Co., LLC

Baxter International Inc.

Development Bank of Japan

[***] Advisor Series I: [***] Advisor Dividend Growth Fund

[***] Advisor Series VII: [***] Advisor Biotechnology Fund

[***] Magellan Fund: [***] Magellan Fund

[***] Rutland Square Trust II: Strategic Advisers Core Fund

[***] Rutland Square Trust II: Strategic Advisers Core Multi-Manager Fund

[***] Securities Fund: [***] Dividend Growth Fund

[***] Select Portfolios: Biotechnology Portfolio

Variable Insurance Products Fund III: Balanced Portfolio

S-2

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EXHIBIT B

Capital Stock of the Company Beneficially Owned by the Key Common Holders

Key Common Holder	Class/Series of Stock	Number of Shares

David Pritchard	Common	2,273,521
Geoffrey Yarranton	Common	931,645
Dan Shochat	Common	826,394
5AM Ventures LLC	Common	514,882
5AM Co-Investors LLC	Common	57,413

S-2

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